SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]
Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:

___  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
___  Definitive Proxy Statement
_X_  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                                 e-MedSoft.com
                (Name of Registrant as Specified in Its Charter)

                                 e-MedSoft.com
                   (Name of Person(s) Filing Proxy Statement)







                                E-MEDSOFT.COM
                      20750 Ventura Boulevard, Suite 320
                       Woodland Hills, California 91364
                               (818) 226-9870


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 21, 2000

TO THE SHAREHOLDERS OF E-MEDSOFT.COM:

    NOTICE HEREBY IS GIVEN that the Special Meeting of Shareholders of e-MedSoft.com, a Nevada corporation (the "Company"), will be held on Monday, February 21, 2000, at the offices of the Company at 20750 Ventura Boulevard, Suite 320, Woodland Hills, California 91364, at 2:00 p.m., Pacific Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

    1.  The approval of the Company's 1999 Stock Compensation Plan.

    2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

    Only holders of the $.001 par value common stock of the Company of record at the close of business on January 24, 2000, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

    All shareholders, whether or not they expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS


                                     JOHN F. ANDREWS, PRESIDENT

Woodland Hills, California
January 24, 2000

                                E-MEDSOFT.COM
                      20750 Ventura Boulevard, Suite 320
                       Woodland Hills, California 91364
                               (818) 226-9870

                         ------------------------------
                                PROXY STATEMENT
                         ------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 21, 2000

                               GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of e-MedSoft.com, a Nevada corporation (the "Company"), for use at the Company's Special Meeting of Shareholders to be held on Monday, February 21, 2000, at the offices of the Company at 20750 Ventura Boulevard, Suite 320, Woodland Hills, California 91364, at 2:00 p.m., Pacific Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about January 27, 2000.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

                       SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's $.001 par value common stock, with each share entitled to one vote. Only shareholders of record at the close of business on January 24, 2000, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On January 24, 2000, the Company had 57,413,464 shares of its $.001 par value common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Company's $.001 par value common stock owned beneficially, as of January 24, 2000, by any person, who is known to the Company to be the beneficial owner of 5% or more of such common stock, and, in addition, by each Director and Officer of the Company, and by all Directors and Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

    Name and Address               Amount and Nature of           Percent
  of Beneficial Owners             Beneficial Ownership           of Class
  --------------------             --------------------           --------

TSI Technologies and Holdings,        26,581,460 (1)                46.3%
  LLC
Suite 320
20750 Ventura Boulevard
Woodland Hills, CA  91364

Mitchell J. Stein                     26,581,460 (2)                46.3%
4332 St. Clair Avenue
Studio City, CA  91604

John F. Andrews                       26,746,460 (3)                46.5%
197 Admirals Way South
Ponte Vedra Beach, FL 32082

HealthMed Inc.                        26,581,460 (2)                46.3%
Suite 320
20750 Ventura Boulevard
Woodland Hills, CA 91364

Trayton Securities LLC                 3,506,700                     6.1%
Suite 7056
8306 Wilshire Boulevard
Beverly Hills, CA  90211

Sanga International                    9,000,000                    15.7%
John McLennan
c/o Watson C. Gale
GOWLING, STRATHY & HENDERSON
Barristers & Solicitors
Patent & Trade Mark Agents
Suite 2600
160 Elgin Street
Ottawa, ON K1P 1C3

Sam J. W. Romeo                                0
1000 S. Fremont Avenue, A-11
Allambra, CA  91807

Masood Jabbar                            500,000                     0.9%
901 San Antonio Street
Palo Alto, CA  94303

Margaret A. Harris                        60,000 (4)                 0.1%
Suite 320
20750 Ventura Boulevard
Woodland Hills, CA  91364

Marshall Gibbs                            90,000 (5)                 0.2%
Suite 106
1300 Marsh Landing Parkway
Jacksonville, FL  32250

All Directors and Officers            27,396,460                    47.5%
as a Group (6 persons)
__________________

(1) These shares are deemed to be beneficially owned by Mitchell J. Stein and John F. Andrews by virtue of their positions as Managers of TSI Technologies and Holdings LLC. HealthMed Inc. holds the controlling interest in the shares held by TSI Technologies and Holdings LLC.

(2)  Represents shares held of record by TSI Technologies and Holdings LLC.

(3) Includes 26,581,460 shares held of record by TSI Technologies and Holdings LLC and 165,000 shares which Mr. Andrews has the right to have issued to him pursuant to the terms of his employment agreement within 60 days.

(4) Represents shares underlying stock options held by Ms. Harris exercisable within 60 days.

(5) Includes 40,000 shares underlying stock options held by Mr. Gibbs exercisable within 60 days and 50,000 shares issuable to Mr. Gibbs issuable to him pursuant to the terms of his employment agreement within 60 days.

     The Company knows of no arrangement or understanding, the operation of which may at a subsequent date result in a change of control of the Company.

                   APPROVAL OF 1999 STOCK COMPENSATION PLAN

DESCRIPTION OF THE PLAN

     In February 1999, the Company's Board of Directors approved the establishment of the 1999 Stock Compensation Plan (the "1999 Plan"). The Board of Directors believes that the 1999 Plan advances the interests of the Company by encouraging and providing for the acquisition of an equity interest in the Company by employees, officers, directors and consultants, and by providing additional incentives and motivation toward superior Company performance. The Board believes it will also enable the Company to attract and retain the services of key employees, officers, directors and consultants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

     The 1999 Plan allows the Board, or a committee established by the Board, to award restricted stock and stock options from time to time to employees, officers and directors of the Company and consultants to the Company. The Board has the power to determine at the time an option is granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an

Incentive Stock Option. However, Incentive Stock Options may only be granted to persons who are employees of the Company. Vesting provisions are determined by the Board at the time options are granted.

     The 1999 Plan also provides that the Board, or a committee, may issue restricted stock pursuant to restricted stock right agreements which will contain such terms and conditions as the Board or committee determines.

     The total number of shares of Common Stock available for grant and issuance under the 1999 Plan may not exceed 5,000,000, subject to adjustment in the event of certain recapitalizations, reorganizations and similar transactions. Options may be exercisable by the payment of cash or by other means as authorized by the committee or the Board of Directors.

     As of January 24, 2000, there were options to purchase an aggregate of 401,000 shares of Common Stock at exercise prices ranging from $2.0625 to $8.0625 per share outstanding under the 1999 Plan. No restricted stock has been awarded under the 1999 Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1999 Plan based on federal income tax laws. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     NON-QUALIFIED OPTIONS. In general (i) no income will be recognized by an optionee at the time a non-qualified option is granted; (ii) at the time of exercise of a non-qualified option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified option, and appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     INCENTIVE STOCK OPTIONS. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

     If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     RESTRICTED STOCK. A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the share (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any non-restricted dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

     TAX CONSEQUENCES TO THE COMPANY. To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code, and (ii) any applicable withholding obligations are satisfied.

NEW PLAN BENEFITS

     The following table sets forth information as to the benefits or amounts that will be received by each of the following persons or groups with respect to options which have been granted under the 1999 Plan:

                         1999 STOCK COMPENSATION PLAN

                                                        Number of Shares
                                                          Underlying
Name and Position          Dollar Value ($)(1)          Options Granted
-----------------          -------------------          -----------------

John F. Andrews,                  -0-                          -0-
 Chairman, President
 and CEO

All current Executive         $1,510,000                     220,000
 Officers as a Group
 (3 persons)

All non-Executive
 Officer Directors
 as a Group (3                    -0-                          -0-
 persons)

All Non-Executive             $  780,312                    154,000
 Officer Employees
 as a Group (11
 persons hold options
 in this group)
________________


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



(1) The dollar value of the options granted was calculated by multiplying the number of options by the difference in the fair market value of the Company's Common Stock on January 21, 2000 ($9.375) less the exercise price.


                                OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.

                   DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                  FOR THE ANNUAL MEETING TO BE HELD IN AUGUST 2000

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders to be held in August 2000 must be received at the offices of the Company, 20750 Ventura Boulevard, Suite 320, Woodland Hills, California 91364, a reasonable amount of time prior to the printing and mailing of the proxy statement and proxy, in order to be included in the Company's proxy statement and proxy relating to that meeting.

                                       JOHN F. ANDREWS, PRESIDENT
Woodland Hills, California
January 24, 2000

P R O X Y

                                E-MEDSOFT.COM

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John F. Andrews and Margaret A. Harris, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of e-MedSoft.com held of record by the undersigned on January 24, 2000, at the Special Meeting of Shareholders to be held on February 21, 2000, or any adjournment thereof.

     1.  The approval of the Company's 1999 Stock Compensation Plan.

            [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     2. To transact such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

Dated:  _____________, 2000.
                                      _____________________________________


                                      _____________________________________
                                      Signature(s) of Shareholder(s)


Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when sign ing. Attorneys should submit powers of attorney.

     PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF E-MEDSOFT.COM PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.